Supplement Dated March 25, 2022
to the Prospectuses dated May 1, 2012 and
Notice Documents dated May 1, 2021 for

CompleteSM Variable Life Insurance
A Patented FutureSystem™ Life Model Design
and
CompleteSM Advisor Variable Life Insurance
A Patented FutureSystem™ Life Model Design

Issued By: Symetra Life Insurance Company

The following supplements and amends the prospectuses dated May 1, 2012, as previously supplemented, and the Notice Documents, dated May 1, 2021.

Portfolios Available Under Your Policy:

The following portfolios are only available if you have been continuously invested in them as of April 1, 2022.

American Century VP Large Company Value Fund Class I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
American Century VP Ultra® Fund Class I	Invesco V.I. Small Cap Equity Fund - Series I
American Century VP Value Fund Class I	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Shares
Calvert VP S&P MidCap 400 Index Portfolio - Class I	Morningstar Balanced ETF Asset Allocation Portfolio - Class I
Calvert VP SRI Balanced Portfolio - Class I	Morningstar Conservative ETF Asset Allocation Portfolio - Class I
Fidelity® VIP Growth & Income Portfolio - Initial Class	Morningstar Income and Growth ETF Asset Allocation Portfolio - Class I
Fidelity® VIP High Income Portfolio - Initial Class	Neuberger Berman AMT Sustainable Equity Portfolio - Class I
Franklin Mutual Shares VIP Fund - Class 1	Pioneer High Yield VCT Portfolio - Class I Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 1	Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Franklin U.S. Government Securities VIP Fund - Class 1	Vanguard VIF - Capital Growth Portfolio
Invesco V.I. American Franchise Fund - Series I	Vanguard VIF - Diversified Value Portfolio
Invesco V.I. American Value Fund - Series I	Vanguard VIF - Short-Term Investment-Grade Portfolio